V3 *P2
                        Supplement Dated January 15, 1999
                       to the Prospectus Dated May 1, 1998
                                       of
                          FRANKLIN(R) VALUEMARK(R) III
                        Flexible Payment Variable Annuity
                         Allianz Life Variable Account B

I. YEAR 2000 Allianz Life has initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on Allianz Life's financial position or results of operations. Allianz Life believes it has taken steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis.

II. The following changes are made to the fee table under "Franklin Valuemark Funds' Annual Expenses": a) The following chart restates information about certain Portfolios, as indicated below:

                                             Management                  Total
                                            and Portfolio      Other     Annual
   Portfolio                              Administration Fees Expenses  Expenses
-----------------------------------------------------------------------------
   Mutual Discovery Securities Fund .........  .95%*          .11%        1.06%
   Mutual Shares Securities Fund ............  .75%*          .05%         .80%
   Templeton Global Asset Allocation Fund ...  .80%*          .14%         .94%
   Templeton International Smaller
   Companies Fund ..                           1.00%*         .06%        1.06%
   Zero Coupon Fund - 20005 ................    .60%          .03%         .63%
   Zero Coupon Fund - 20055 ................    .62%          .03%         .65%
   Zero Coupon Fund - 20105 ................    .62%          .03%         .65%

*Includes a .15% Administration Fee which is a direct expense of the Portfolio.

  b) The following footnotes are restated as follows:

   4For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

   5For the year ended December 31, 1997, Advisers agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, represented .37% and .40% of each Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

  c) The Examples shown on pages 8 and 9 are restated for the Portfolios listed below:

   Examples

   If the Contract is fully surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% rate of return on assets compounded annually:

                                        1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ........      $73      $89      $118       $246
   Zero Coupon Fund - 2005 ........      $73      $89      $118       $248
   Zero Coupon Fund - 2010 ........      $73      $89      $118       $248

If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred or is annuitized, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded annually:

                                        1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------

   Zero Coupon Fund - 2000 ........     $22      $67      $114       $246
   Zero Coupon Fund - 2005 ........     $22      $67      $115       $248
   Zero Coupon Fund - 2010 ........     $22      $67      $115       $248

III. The following replaces the first sentence under "Franklin Valuemark Funds":

  Each of the Contract Sub-Accounts of the Variable Account is invested solely in Class 1 shares of one of the Portfolios of Franklin Valuemark Funds ("Trust").